SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2004

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                      Nevada                               76-0364866
       -----------------------------------            --------------------------
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                  Identification No.)

1300 West Sam Houston Parkway South, Suite 300 Houston, Texas          77042
--------------------------------------------------------------        ----------
    (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000

Item 5.  Other Events.

On July 6, 2004, U.S. Physical Therapy, Inc. (the "Company") issued a press release announcing that Roy Spradlin, President, Chief Executive officer and Chairman of the Board resigned from the Company to pursue other business and personal interests. A copy of the press release is attached hereto as Exhibit 99.1.



Exhibits                 Description of Exhibits
--------                 -----------------------
99.1     Press release dated July 6, 2004.*

* Furnished herewith





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. PHYSICAL THERAPY, INC.


Dated: July 7, 2004              By:  /s/ LAWRANCE W. MCAFEE
                                    ------------------------
                                      Lawrance W. McAfee
                                     Chief Financial Officer
                                (duly authorized officer and principal financial
                                        and accounting officer)

EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------

99.1                 Press release dated July 6, 2004.*

* Furnished herewith